SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                      Date of Report :  December 20, 2000


                              WINTER SPORTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    MONTANA
                 (State or Other Jurisdiction of Incorporation)


                0-15030                           81-0221770




          (Commission File No.)      (I.R.S Employer Identification No.)


            3910 Big Mountain Road, Whitefish, Montana        59937
          (Address of Principal Executive Offices)         (Zip Code)


                                 (406) 862-1900
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)
























ITEM 5    OTHER EVENTS



On December 20, 2000 the registrant announced the continuation of the stock repurchase program in a press release attached as Exhibit A.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



Winter Sports, Inc.



December 20, 2000             By /s/ Michael Collins
                              Michael Collins
                              President & Chief Executive Office
                              (Principal Executive Officer)